UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year” which is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 22, 2022, Fluence Energy, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware to amend the Charter to permit holders of the Company’s Class B‑1 common stock, par value $0.00001 per share (the “Class B-1 Common Stock”), to convert shares of Class B‑1 Common Stock into shares of Class B‑2 common stock, par value $0.00001 per share, of the Company (the “Class B‑2 Common Stock,” and together with the Class B‑1 Common Stock, the “Class B Common Stock”), at a one‑to‑one ratio at any time at the option of such holder.

As previously disclosed in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on December 2, 2022, the Company’s Board of Directors previously approved the Certificate of Amendment and set November 17, 2022 as the record date (“Record Date”) for purposes of stockholder action to approve the Certificate of Amendment. On the Record Date, the holder of (a) 71.8% of the voting power of the aggregate issued and outstanding shares of the Company’s common stock and (b) 100% of the issued and outstanding shares of Class B Common Stock as of the Record Date executed an action by written consent in lieu of a meeting adopting and approving the Certificate of Amendment in accordance with the applicable provisions of the Delaware General Corporation Law and the Company’s Charter.

The Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware.

The foregoing description is a summary of the Certificate of Amendment, and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Fluence Energy, Inc.
104	Cover Page Interactive Data File formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: December 22, 2022	By:	/s/ Francis Fuselier
Francis Fuselier
SVP, General Counsel and Secretary